UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.
On August 13, 2026, CapsoVision, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $100,000,000 (the “Shares”) through or to Cantor as its “sales agent” or principal (the “Agent”).
Under the Sales Agreement, the Company will set the parameters for the sale of Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitations on the number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms of the Sales Agreement, the Agent may sell the Shares by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including without limitation sales made directly on The Nasdaq Capital Market (“Nasdaq”) or any other trading market for the Shares.
The Company is not obligated to sell any Shares under the Sales Agreement. The Company or the Agent may suspend or terminate the offering of Shares upon notice to the other party and subject to other conditions. The Agent will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of Nasdaq.
The Company will pay the Agent a cash commission equal to up to 3.0% of the gross sales proceeds of any Shares sold through the Agent under the Sales Agreement, and has provided the Agent with customary indemnification and contribution rights.
The Sales Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement or (ii) termination of the Sales Agreement in accordance with the terms and conditions set forth therein.
The Company intends to file a Registration Statement on Form S-3, including an “at-the-market offering” prospectus supplement relating to the offer and sale of the Shares, pursuant to which the shares to be offered and sold under the Sales Agreement will be issued and sold, and will file a Current Report on Form 8-K relating to it shortly.

Item 2.02.           Results of Operations and Financial Condition.
On August 13, 2026, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2026. A copy of the press release, dated August 13, 2026, is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing information in this Item 2.02 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01           Financial Statements and Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Description

10.1*	Controlled Equity OfferingSM Sales Agreement, dated August 13, 2026, by and between CapsoVision, Inc. and Cantor Fitzgerald & Co.

99.1	Press Release of CapsoVision, Inc, dated August 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain personally identifiable information of this exhibit has been omitted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: August 13, 2026	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	Director, President and Chief Executive Officer